UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 21, 2007
PEOPLES EDUCATIONAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-50916	41-1368898
(Commission File Number)	(I.R.S. Employer Identification No.)

299 Market Street
Saddle Brook, NJ	07663
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 712-0090
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.
On December 21, 2007, the registrant issued a press release announcing it will release its financial results for the second quarter ended November 30. 2007, on January 11, 2008, after the market close and will conduct a conference call relating thereto the same day at 5:00 p.m. Eastern time. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits.

Exhibit 99.1	Press Release issued on December 21, 2007, furnished pursuant to Item 7.01 of Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES EDUCATIONAL HOLDINGS, INC. (Registrant)
By:	/s/ Brian T. Beckwith
	Name:	Brian T. Beckwith
	Title:	President and Chief Executive Officer

Date: December 21, 2007

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